                                   AGREEMENT


         This Agreement, dated as of March 13, 1998, is made and entered into by and among The Imperial Home Decor Group Inc., a Delaware corporation (the "Company"), Collins & Aikman Products Co., a Delaware corporation ("C&A" and, together with its Permitted Transferees of Option Shares, collectively "Holder"), and The Imperial Home Decor Group Holdings LLC, a Delaware limited liability company and a stockholder of the Company ("Holdings").

                                    RECITALS

         A. BDPI Holdings Corporation, a Delaware corporation ("Purchaser"), agreed to acquire the entire issued and outstanding share capital of Imperial Wallcoverings, Inc., a Delaware corporation ("Imperial") and the assets and liabilities of C&A's Imperial Canada business, pursuant to an Amended and Restated Acquisition Agreement, dated as of November 4, 1997 and amended and restated as of March 9, 1998, among C&A, Imperial and Purchaser (the "Acquisition Agreement");

         B. Purchaser effected the recapitalization of the Company pursuant to, among other transactions, the merger (the "Merger") of Purchaser into the Company, whereupon by virtue of the Merger the Company assumed Purchaser's obligations under the Acquisition Agreement; and

         C. The Acquisition Agreement provides for this Agreement to be entered into by the parties hereto.

         NOW, THEREFORE, in consideration of the mutual covenants herein set forth, the parties hereto hereby agree as follows:

         1. Grant of Option. The Company hereby grants to C&A an option (the "Option") to purchase 397,812 shares (the "Option Shares") of Common Stock at a purchase price per Option Share payable upon the exercise of the Option (the "Option Price") of $20.80 per Option Share, payable in cash in immediately available funds upon exercise of the Option as provided in Section 2. The Option Price and the number and kind of Option Shares purchasable upon exercise of the Option are subject to adjustment pursuant to Section 3.

         2. Exercise of Option. (a) The Option may be exercised by C&A, in whole or in part, at any time and, subject to the last sentence of this Section 2, from time to time after the date hereof and prior to 5:00 p.m., New York, New York time on March 13, 2003, (the "Expiration Date") by delivering to the Company, at its principal office designated for such purpose, the following:

                    (i) a written notice of exercise of the Option duly executed by Holder (a "Notice of Exercise"); and

                    (ii) cash, a certified or bank cashier's check payable to the order of the Company or a wire transfer to an account designated by the Company, in each case in an amount in immediately available funds equal to the product of (A) the number of Option Shares and (B) the Option Price.

If Holder delivers a Notice of Exercise as to less than all of the Option Shares, the Option will expire without further action to the extent then unexercised unless such Notice of Exercise is given in respect of a transaction referred to in Section 7.3 or 7.4, in which event the Option may be exercised in part (to the extent that Option Shares are included in any such transaction) and will remain in effect in accordance with its terms with respect to the unexercised portion thereof.

                  (b) As promptly as practicable after the exercise of the Option in accordance with Section 2(a), and in any event within 10 Business Days after such exercise, the Company will (i) requisition from any transfer agent for the Common Stock certificates representing the Option Shares, (ii) after receipt of such certificates, cause them to be delivered to C&A, registered in C&A's name, and (iii) if applicable, deliver to or upon the order of C&A the amount of cash to be paid in lieu of the issuance of fractional Option Shares in accordance with the provisions of Section 4.

                  (c) The Company will take all such action as may be necessary to ensure that all Option Shares delivered upon exercise of the Option, at the time of delivery of the certificates for such Option Shares, will (subject to payment of the Option Price) be (i) duly and validly authorized and issued, fully paid and nonassessable and (ii) if shares of Common Stock are then listed on any national securities exchange (as defined in the Securities Exchange Act of 1934, as amended) or qualified for quotation on the National Association of Securities Dealers, Inc. Automated Quotation System, duly listed or qualified for quotation thereon, as the case may be.

                  (d) The Company will pay all expenses of the preparation, issuance and delivery of certificates representing Option Shares in connection with any exercise of the Option in accordance with Section 2(a), including any documentary or stamp taxes payable as a result of the issuance of Option Shares to C&A. In connection with any exercise of the Option in accordance with
Section 2(a), the Option will be deemed to have been exercised, any certificate representing Option Shares issued on account thereof will be deemed to have been issued and the Person in whose name any such certificate is issued will be deemed for all purposes to have become a holder of record of the Option Shares represented thereby as of the date of such exercise.

         3. Adjustments of Option Price and Option Shares. The Option Price and the number and kind of Option Shares purchasable upon exercise of the Option will be subject to adjustment from time to time upon the occurrence of certain events as provided in this Section 3.

         3.1. Mechanical Adjustments. The Option Price and the number and kind of Option Shares purchasable upon exercise of the Option will be subject to adjustment as follows:

                  (a) Subject to Section 3.1(c), if the Company (i) pays a dividend or otherwise distributes to holders of its Common Stock, as such, shares of its capital stock (whether Common Stock or capital stock of any other class), (ii) subdivides its outstanding shares of Common Stock into a greater number of shares of Common Stock, (iii) combines its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issues any shares of its capital stock in a reclassification of its outstanding shares of Common Stock (excluding any such reclassification in connection with a consolidation, merger or other business combination transaction), then the number and kind of Option Shares purchasable upon exercise of the Option immediately prior thereto will be adjusted so that C&A will be entitled to receive (A) in the case of a dividend or distribution, the sum of (1) the number of Option Shares that, if the Option had been exercised immediately prior to such adjustment, C&A would have received upon such exercise and (2) the number and kind of additional shares of capital stock that C&A would have been entitled to receive as a result of such dividend or distribution by virtue of its ownership of the Option Shares, (B) in the case of a subdivision or combination, the number of Option Shares that, if the Option had been exercised immediately prior to such adjustment, C&A would have received upon such exercise, adjusted to give effect to such subdivision or combination as if the Option Shares had been subject thereto, or (C) in the case of an issuance in a reclassification, the sum of (1) the number of Option Shares that, if the Option had been exercised immediately prior to such adjustment, C&A would have received upon such exercise and retained after giving effect to such reclassification as if the Option Shares had been subject thereto and
         (2) the number and kind of additional shares of capital stock that C&A would have been entitled to receive as a result of such reclassification as if the Option Shares had been subject thereto. An adjustment made pursuant to this Section 3.1(a) will become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution in the case of a dividend or distribution and will become effective immediately after the effective date of such subdivision, combination or reclassification in the case of a subdivision, combination or reclassification.


                           (b) (i) In the event of a distribution by the Company to holders of its outstanding common stock of stock of a subsidiary or securities convertible into or exercisable for such stock, then in lieu of an adjustment in the number of Option Shares purchasable upon the exercise of the Option, C&A will be entitled to
         (A) receive from such subsidiary, an option (a "Subsidiary Option") having terms (including adjustments of number of option shares and exercise price) substantially similar to the terms of the

         Option and (B) an adjustment to the Option Price, such that the Exercise Price plus the exercise price of the Subsidiary Option shall equal the Option Price immediately prior to such distribution.

                  (ii) If the Company distributes to holders of its Common Stock evidences of indebtedness of the Company or assets or securities other than Common Stock (including any contractual or other right to purchase Common Stock but excluding ordinary cash dividends payable out of consolidated retained earnings and dividends or distributions referred to in Section 3.1(a)) (any such evidences of indebtedness, assets or securities, the "assets or securities"), then, in each case, the Option Price shall be adjusted by subtracting from the Option Price then in effect the fair market value of the assets or securities that C&A would have been entitled to receive as a result of such distribution had the Option been exercised and the relevant Option Shares issued in the name of C&A immediately prior to the record date for such distribution; provided, however, that if such adjustment would result in an Option Price of less than $0.01 per share (or such other amount equal to the then par value of the Common Stock), then the Company shall distribute such assets or securities to C&A as if C&A had exercised the Option and the Option Shares had been issued in the name of C&A immediately prior to the record date for such distribution.

                  (c) No adjustment in the number of Option Shares purchasable upon the exercise of the Option will be required unless such adjustment would require an increase or decrease in the number of Option Shares purchasable upon the hypothetical exercise of the Option of at least 1%. All calculations with respect to the number of Option Shares will be made to the nearest one-thousandth of a share and all calculations with respect to the Option Price will be to the nearest whole cent.

                  (d) Whenever the number of Option Shares purchasable upon the exercise of the Option is adjusted as herein provided, the Option Price will be correspondingly adjusted by multiplying the Option Price in effect immediately prior to such adjustment by a fraction, the numerator of which will be the number of Option Shares purchasable upon the exercise of the Option immediately prior to such adjustment, and the denominator of which will be the number of Option Shares so purchasable immediately thereafter.

                  (e) For the purpose of this Section 3, the term "Common Stock" means (i) the class of shares designated as the Common Stock of the Company as of the date of this Agreement, (ii) all shares of any class or classes (however designated) of the Company, now or hereafter authorized, the holders of which have the right, without limitation as to amount, either to all or to a part of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the holders of which are ordinarily entitled to vote generally in the election of directors of the Company, or (iii) any other class of shares resulting from successive changes or reclassifications of such shares consisting solely of changes in par value, or from par value to no par value, or from no par value to par value.

         3.2. Notice of Adjustment. Whenever the Option Price or the number or kind of Option Shares purchasable upon exercise of the Option is adjusted pursuant to any of the provisions of this Agreement, the Company will promptly give notice to C&A of such adjustment or adjustments, together with a certificate of a firm of independent public accountants selected by the Company (who may be the regular accountants employed by the Company) setting forth the adjustments in the Option Price and the number or kind of Option Shares purchasable upon exercise of the Option, and also setting forth a brief statement of the facts requiring such adjustments and the computations upon which such adjustments are based. Such certificate will be conclusive evidence of the correctness of such adjustments.

         3.3. Preservation of Purchase Rights Upon Merger, Consolidation, Etc. In case of any consolidation of the Company with or merger of the Company into another corporation or in case of any sale or transfer to another entity in any one transaction or series of related transactions effected pursuant to a common plan of all or substantially all the assets of the Company (any such transaction, a "Company Sale"), the Company or such successor, as the case may be, will execute an agreement providing that C&A will have the right thereafter, upon payment of an amount equal to the amount payable upon the exercise of the Option immediately prior thereto, to purchase upon exercise of the Option in accordance with Section 2 the kind and amount of securities or property that it would have owned or have been entitled to receive after giving effect to the Company Sale on account of the Option Shares that would have been purchasable upon the exercise of the Option had the Option been exercised immediately prior thereto, provided that (a) to the extent that C&A would have been so entitled to receive cash on account of such Option Shares, C&A may elect in connection with the exercise of the Option in accordance with Section
2.1 to reduce the amount of cash that it would be entitled to receive upon such exercise in exchange for a corresponding reduction in the amount payable upon such exercise), (b) no adjustment in respect of dividends, interest or other income on or from such shares or other securities or property will be made during the term of the Option or upon the exercise of the Option, and (c) nothing herein will diminish or otherwise affect the provisions of Sections 7.3 and 7.4. Such agreement will provide for adjustments that will be as nearly equivalent as may be practicable to the adjustments provided for in this
Section 3. The provisions of this Section 3.3 will similarly apply to successive consolidations, mergers, sales or transfers.

         4. Fractional Interests. The Company may, but will not be required to, issue fractional Option Shares or fractional interests in any other securities on the exercise of the Option. If any fraction of an Option Share or other security would, except for the provisions of this Section 4, be issuable upon the exercise of the Option, the Company will pay or issue, as the case may be, such fractional interest or, at the Company's option, an amount in cash (a) in lieu of a fractional Option Share, equal to the Current Market Price for one share of Common Stock on the Trading Day immediately preceding the date on which the Option is presented for exercise, multiplied by such fraction of an Option Share, or (b) in lieu of a fractional interest in any other security, equal to the fair value of such fractional interest, determined in a manner as similar as possible, taking into account the difference in the fractional interest being valued, to the calculation described in clause (a) of this Section 4.

         5. Notices to C&A. Nothing contained in this Agreement will be construed as conferring upon Holder the right to vote, or to receive dividends, or to consent or to receive notice as a stockholder in respect of any meeting of stockholders for the election of directors of the Company or any other matter or any rights whatsoever as a stockholder of the Company; provided, however, that if, at any time prior to the Expiration Date and prior to the exercise of the Option, any of the following events occurs:

                  (a) The Company declares any dividend payable in any securities upon its shares of Common Stock or makes any distribution (other than a regular cash dividend payable out of consolidated retained earnings) to the holders of its shares of Common Stock;

                  (b) The Company offers to the holders of its Common Stock any shares of capital stock of the Company or any Subsidiary or securities convertible into or exchangeable for shares of capital stock of the Company or any Subsidiary or any option, right or warrant to subscribe for or purchase any thereof;

                  (c) The Company distributes to the holders of its Common Stock evidences of indebtedness or assets (including any cash dividend which would result in an adjustment under Section 3.1) of the Company or any Subsidiary;

                  (d) Any reclassification of the Common Stock, any consolidation of the Company with or merger of the Company into another entity, any sale, transfer or lease to another entity of all or substantially all the property of the Company; or

                  (e) Any proposal by the Company to effect a dissolution, liquidation or winding up of the Company that has been publicly announced by the Company;

then in any one or more of such events the Company will give notice of such event to Holder, as provided in Section 10 hereof, such giving of notice to be completed at least ten Business Days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution or subscription rights, or for the determination of stockholders entitled to vote on such proposed reclassification, consolidation, merger, sale, transfer or lease, dissolution, liquidation or winding up. Such notice will specify such record date or the date of closing the transfer books, as the case may be, for such event. Failure to mail or receive such notice or any defect therein or in the mailing thereof will not affect the validity of any action taken in connection with such event.

         6. Reports to C&A. (a) To the extent such documents are required to be sent by the Company to the holders of outstanding Common Stock, the Company will provide to C&A, within 15 calendar days after it files them with the SEC, copies of its annual report and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to
Section 13 or 15(d) of the Exchange Act.

                  (b) The Company will provide to C&A copies of its annual financial statements and quarterly financial statements in the forms provided to its senior bank lenders, within 15 calendar days after they are provided to such lenders.

         7. Agreements of Holder and the Company with Respect to Option Shares. The provisions of this Section 7 will apply to all Option Shares acquired upon exercise of the Option and any other shares of Common Stock which Holder hereafter acquires by means of a stock split, stick dividend, distribution, exercise of options or warrants or otherwise (other than pursuant to a Public Offering) (all such Option Shares or other shares, "Shares").

         7.1. Limitations on Transfer. (a) No Holder may Transfer any Shares
(i) other than in accordance with Sections 7.2, 7.3, 7.4 or 7.5 or (ii) to a Transferee engaged in the business of the development, production, marketing, distribution or sale of vinyl and/or paper decorative surface products (a "Competitor"). C&A may not, directly or indirectly, Transfer the Option in part or to a Competitor and may Transfer its entire rights in and under the Option only in the circumstances, and subject to the same conditions, permitted and specified in Sections 7.3 and 7.5 as applicable to Transfers of Shares.

                  (b) In the event of any purported Transfer of the Option or any Shares in violation of the provisions of this Agreement, such purported transfer will be void and the Company will not give effect to such Transfer.

                  (c) Each certificate representing Shares issued to Holder will bear the following legend on the face thereof:

         "THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN AGREEMENT AMONG THE COMPANY, BDPI HOLDINGS LLC AND THE HOLDER HEREOF, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY. NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH OPTION AGREEMENT. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF SUCH OPTION AGREEMENT.

         "THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THEY

         HAVE BEEN REGISTERED UNDER THAT ACT OR AN EXEMPTION FROM
         REGISTRATION IS AVAILABLE."

The aforesaid legend will be removed by the Company by the delivery of substitute certificates without such legend in the event of (i) a Transfer permitted by this Agreement and in which the Transferee is not required to enter into an Assumption Agreement or (ii) the termination of Sections 7.1, 7.2 and 7.5 pursuant to the terms hereof, provided however, that the second paragraph of such legend will only be removed if at such time it is no longer required for purposes of the Securities Act.

         7.2. Transfers to Affiliates. Subject to Section 7.1, Holder may Transfer the Option as an entirety or any or all of the Shares held by it to any of its Affiliates who duly executes and delivers an Assumption Agreement, provided that in connection therewith the Company has been furnished with an opinion in form and substance reasonably satisfactory to the Company of counsel reasonably satisfactory to the Company that such Transfer is exempt from or not subject to the provisions of Section 5 of the Securities Act and any other applicable securities laws.

         7.3. Tag-Along Rights. (a) So long as this Agreement remains in effect, with respect to any proposed Transfer by Holdings or any Person to whom Holdings assigns its rights in accordance with Section 7.4(c) of shares of Common Stock to any Person not an Affiliate of Holdings, other than in a Public Offering, whether pursuant to a stock sale, a tender or exchange offer or a similar transaction (any such transaction, a "Holdings Sale"), Holdings will have the obligation, and Holder will have the right, to require the proposed Transferee or acquiring Person to purchase from a Holder who exercises its rights under Section 7.3(b) (a "Tagging Stockholder") a number of Shares up to the product (rounded up to the nearest whole number) of (i) the quotient determined by dividing (A) the aggregate number of Shares owned by such Tagging Stockholder by (B) the aggregate number of shares of Common Stock owned by Holdings, the Tagging Stockholder and any other Stockholder entitled to participate in such transaction, and (ii) the total number of shares of Common Stock proposed to be directly or indirectly Transferred to the Transferee or acquiring Person in the contemplated Holdings Sale, at the same price per share of Common Stock and upon the same terms and conditions (including, without limitation, time of payment and form of consideration) as to be paid and given to Holdings; provided, that in order to be entitled to exercise its right to sell Shares to the proposed Transferee or acquiring Person pursuant to this
Section 7.3, each Tagging Stockholder must agree to make to the Transferee or acquiring Person substantially the same representations, warranties, covenants, indemnities and agreements as Holdings agrees to make in connection with the proposed Holdings Sale. Each Tagging Stockholder will be responsible for its proportionate share of the costs of the Holdings to the extent not paid or reimbursed by the Company or the Transferee.

                  (b) Holdings will give notice to each Tagging Stockholder of each proposed Holdings Sale at least 15 Business Days prior to the proposed consummation of such Holdings Sale, setting forth the number of shares of Common Stock proposed to be so Transferred, the name and address of the proposed Transferee or acquiring Person, the proposed amount and form of consideration (and if such consideration consists in part or in whole of property other than cash, Holdings will provide such information, to the extent reasonably available to Holdings, relating to such consideration as the Tagging Stockholder may reasonably request in order to evaluate such non-cash consideration) and other terms and conditions of payment offered by the proposed Transferee or acquiring Person, and a representation that the proposed Transferee or acquiring Person has been informed of the tag-along rights provided for in this Section 7.3. Holdings will deliver or cause to be delivered to each Tagging Stockholder copies of all transaction documents relating to the proposed Holdings Sale (including draft and final versions of such documents) as the same become available. The tag-along rights provided by this Section 7.3 must be exercised by each Tagging Stockholder within 12 Business Days following receipt of the notice required by the preceding sentence by delivery of a written notice to Holdings indicating the desire of such Tagging Stockholder to exercise its or his rights and specifying the number of Shares it desires to sell. The Tagging Stockholder will be entitled under this Section 7.3 to Transfer to the proposed Transferee or acquiring Person the number of Shares calculated in accordance with Section 7.3(a).

                  (c) If any Tagging Stockholder exercises its rights under
Section 7.3(a), the closing of the purchase of the Shares with respect to which such rights have been exercised will take place concurrently with the closing of the sale of Holdings' Common Stock to the proposed Transferee or acquiring Person.

         7.4. Drag-Along Rights. (a) So long as this Agreement remains in effect, if Holdings receives a bona fide offer from a Person other than an Affiliate of Holdings (a "Third Party") to purchase in an arms'-length transaction of a type referred to in the first sentence of Section 7.3(a) at least a majority of the shares of Common Stock then outstanding and such offer is accepted by Holdings, then Holder hereby agrees that it will Transfer to such Third Party on the terms of the offer so accepted by Holdings, including the same time of payment and per Share consideration, the number of Shares equal to the number of Shares owned by Holder multiplied by the percentage of the then-outstanding shares of Common Stock to which the Third Party offer is applicable.

                  (b) Holdings will give notice (the "Drag-Along Notice") to Holder of any proposed Transfer giving rise to the rights of Holdings set forth in Section 7.4(a) as soon as practicable following Holdings' acceptance of the offer referred to in Section 7.4(a). The Drag- Along Notice will set forth the number of shares of Common Stock proposed to be so Transferred, the name of the proposed Transferee or acquiring Person, the proposed amount and form of consideration (and if such consideration consists in part or in whole of property other than cash, Holdings will provide such information, to the extent reasonably available to Holdings, relating to such consideration as Holder may reasonably request in order to evaluate such non-cash consideration), the number of shares of Common Stock sought and the other terms and conditions of the offer. Holdings will notify Holder at least ten Business Days in advance of entering into a definitive agreement in connection with such offer. In any such agreement, Holder will be required (i) to make the same representations, warranties and indemnities as Holdings makes, so long as they are made severally and not jointly, and (ii) to pay its proportionate share of the costs of such Transfer to the extent not paid or reimbursed by the Company or the Transferee or acquiring Person. If the Transfer referred to in the Drag-Along Notice is not consummated within 180 days from the date of the Drag-Along Notice, Holdings must deliver another Drag- Along Notice in order to exercise its rights under this Section
7.4 with respect to such Transfer or any other Transfer.

                  (c) Notwithstanding Section 12, Holdings may assign its rights under this Section 7.4 to a single Transferee of at least a majority of the shares of Common Stock then owned by Holdings, provided, however, that upon such an assignment Holdings' rights under this Section 7.4 will terminate.

                  (d) If more than one Person is included in Holder when the Company exercises drag-along rights under this Section 7.4, each such Person will participate pro rata by reference to the number of Shares owned by each such Person.

                  (e) If the Company has drag-along rights similar to this
Section 7.4 with respect to any holder of Common Stock other than Holder, then the Company may not exercise its drag-along rights under this Section 7.4 unless it simultaneously exercises (to the maximum proportional extent permitted) its drag-along rights against such other holder.

         7.5. Right of First Offer. (a) Except as otherwise expressly permitted by Sections 7.2, 7.3 or 7.4, during the period from the date hereof until the earlier to occur of the completion of an IPO and the fifth anniversary of the date on which a Notice of Exercise is given (the "ROFO Period"), prior to any Holder proposing to effect a Transfer of Common Stock to any Person not an Affiliate of the Transferor (a "Third-Party Sale"), such Holder (the "Offering Stockholder") will deliver to Holdings a written Notice (an "Offer Notice") specifying (i) the aggregate amount of cash consideration (the "Offer Price") for which the Offering Stockholder proposes to sell the Common Stock to be offered in such Third-Party Sale (the "Offered Stock"), (ii) the identity of the purchaser in such Third-Party Sale (if then known), and (iii) all other material terms of the proposed Third-Party Sale.

                  (b) Prior to negotiating (or committing to negotiate) with any third party in respect of a possible sale Third-Party Sale of any Common Stock, the Offering Stockholder will negotiate with Holdings in good faith concerning the possible sale to Holdings of the Common Stock proposed or otherwise intended to be sold in a Third Party Sale for a period of 30 calendar days following the date on which Holdings receives the Offer Notice. If Holdings delivers to the Offering Stockholder a written Notice (an "Acceptance Notice") within such 30 calendar day period (such period being referred to herein as the "ROFO Acceptance Period") stating that Holdings is willing to purchase all of the Offered Stock for the Offer Price and on the other terms set forth in the Offer Notice, the Offering Stockholder will sell all of the Offered Stock to Holdings, and Holdings will purchase such Offered Stock from the Offering Stockholder, on the proposed terms and subject to the conditions set forth below.

                  (c) The consummation of any purchase of the Offered Stock by Holdings pursuant to this Section 7.5 (the "ROFO Closing") will occur no more than 90 calendar days following the delivery of the Acceptance Notice (such 90 calendar day period being referred to herein as the "ROFO Closing Period") at 10:00 a.m. (Eastern Time) at the offices of Jones, Day, Reavis &

Pogue at 599 Lexington Avenue, New York, New York 10022, or at such other time of day and place as may be mutually agreed upon by the Offering Stockholder and Holdings. At the ROFO Closing, (i) Holdings will deliver to the Offering Stockholder by certified or official bank check or wire transfer to an account designated by the Offering Stockholder an amount in immediately available funds equal to the Offer Price, (ii) the Offering Stockholder will deliver one or more certificates evidencing the Common Stock, together with such other duly executed instruments or documents (executed by the Offering Stockholder) as may be reasonably requested by Holdings to acquire the Offered Stock free and clear of any and all claims, liens, pledges, charges, encumbrances, security interests, options, trusts, commitments and other restrictions of any kind whatsoever (collectively, "Encumbrances"), except for Encumbrances created by this Agreement, federal or state securities laws or Holdings or as specified in the Offer Notice ("Permitted Encumbrances"), and (iii) the Offering Stockholder will be deemed to represent and warrant to Holdings that, upon the ROFO Closing, the Offering Stockholder will convey and Blackstone will acquire the entire record and beneficial ownership of, and good and valid title to, the Offered Stock, free and clear of any and all Encumbrances, except for Permitted Encumbrances.

                  (d) If no Acceptance Notice relating to the proposed Third-Party Sale is delivered to the Offering Stockholder prior to the expiration of the ROFO Acceptance Period, or an Acceptance Notice is so delivered to the Offering Stockholder but the ROFO Closing fails to occur prior to the expiration of the ROFO Closing Period (unless Holdings was ready, willing and able prior to the expiration of the ROFO Closing Period to consummate the transactions to be consummated by Holdings at the ROFO Closing), the Offering Stockholder may (without affecting its rights, if any, arising out of such failure) consummate the Third-Party Sale, but only (i) during the 90 calendar day period immediately following the expiration of the ROFO Acceptance Period (in the event that no Acceptance Notice was timely delivered to the Offering Stockholder) or the 90 calendar day period immediately following the expiration of the ROFO Closing Period (in the event that an Acceptance Notice was timely delivered to the Offering Stockholder but the ROFO Closing failed timely to occur), (ii) at a price at least equal to the Offer Price, (iii) upon other terms not materially less favorable to the Offering Stockholder than those set forth in the Offer Notice, (iv) if the transferee in the Third-Party Sale enters into an Assumption Agreement, and (v) if the Third-Party Sale is not to or with a Competitor or for consideration other than cash.

                  (e) This Section 7.5 will not apply to any transaction in which the consideration payable in the Third-Party Sale is other than cash.

         7.6 Registration Rights. Holder will be entitled to cause the Company to register Option Shares in accordance with the terms and conditions of Appendix A hereto, which is incorporated herein by reference.

         7.7 Conflicting Provisions. (a) The Company will not enter into any agreement that prevents it from complying with its obligations under this Agreement (including Sections 7.3, 7.4 and 7.6).

                  (b) If the Company grants to Borden, Inc. (or any of its Affiliates or transferees) transfer rights, tag-along rights, preemptive rights, or registration rights, with respect to the Common Stock, more favorable to such Person than the comparable rights granted to Holder hereunder, the Company will offer to amend this Agreement to include such favorable rights.

         8. Reservation of Common Stock. The Company will, for so long as the Option remains outstanding, reserve and keep available, solely for issuance and delivery upon the exercise of, a number of shares of Common Stock (or, if applicable, other securities) sufficient to provide for the exercise of the Option. The transfer agent for the Common Stock (or, if applicable, other securities) will be irrevocably authorized and directed at all times until the exercise or expiration of the Option to reserve such number of authorized shares of Common Stock (or, if applicable, other securities) as necessary for such purpose. The Company will keep copies of this Agreement on file with the transfer agent and will supply the transfer agent with duly executed stock certificates for such purpose.

         9. Representations and Warranties of the Company. The Company hereby represents and warrants to Holder that:

                  (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to execute, deliver and perform its obligations hereunder and to consummate the transactions contemplated hereby;

                  (b) The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of the Company;

                  (c) The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby in accordance with the terms hereof will not conflict with, violate or constitute a breach of the Certificate of Incorporation or By-Laws of the Company, or any material contract, agreement or instrument by which the Company is bound or any judgment, order, decree, law, statute, rule, regulation or other judicial or governmental restriction to which the Company is subject;

                  (d) This Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally; and

                  (e) The Option, when issued and delivered to C&A as provided in this Agreement, and the Option Shares issued upon exercise of the Option, when issued, paid for and delivered as provided in this Agreement, will be duly and validly issued and outstanding, fully paid and nonassessable.

         10. Notices. All notices, requests, waivers, releases, consents and other communications required or permitted by this Agreement (collectively, "Notices") must be in writing. Except as expressly otherwise provided herein with respect to manner of delivery, notices will be deemed sufficiently given for all purposes when delivered in person, when dispatched by telegram or electronic facsimile transmission, when sent by first-class mail, postage prepaid, or upon confirmation of receipt when dispatched by a nationally recognized overnight courier service to the appropriate party as follows: (a) if to Holder, at 701 McCullough Drive, Charlotte, North Carolina 28262,
Attention: Controller, Telecopy: (704) 548-2278 and (b) if to the Company or Holdings, c/o The Blackstone Group, 345 Park Avenue, New York, New York 10054,
Attention: David A. Stockman, Telecopy No. (212) 754-8720, or at such other address as either such party may from time to time designate in writing.

         11. Amendment and Waiver. No failure or delay of the Holder in exercising any power or right hereunder (other than a failure to exercise the Option in accordance with the provisions hereof) will operate as a waiver thereof, nor will any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. No notice or demand on the Company in any case will entitle the Company to any other or future notice or demand in similar or other circumstances. The terms of this Agreement cannot be changed, waived, released or discharged otherwise than by a writing signed by each party thereto. Any such amendment, modification, or waiver effected pursuant to and in accordance with the provisions of this Section 11 will be binding upon Holder and the Company.

         12. Successors and Assigns. This Agreement will be binding upon and inure to the benefit of the parties hereto, their respective successors and permitted assigns, but will not be assignable or delegable by any party in whole or in part without the prior written consent of the other parties, except as otherwise provided in Section 7.4. In the absence of such prior written consent, any purported assignment or delegation of any right or obligation hereunder will be null and void.

         13. Rights of the Parties. Except as provided in Section 12, nothing expressed or implied in this Agreement is intended or will be construed to confer upon or give any Person other than the Company and Holder any rights or remedies under or by reason of this Agreement or any transaction contemplated hereby. All rights of action in respect of this Agreement are vested in Holder, and Holder may enforce its rights hereunder, including the right to exercise or exchange the Option Certificate in accordance with the provisions hereof.

         14. Titles and Headings. Titles and headings to Sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

         15. Termination. This Agreement will terminate and be of no further force and effect (other than with respect to prior breaches) (i) with respect to Sections 1 and 2 on the Expiration Date, (ii) with respect to Sections 3, 4, 5 and 8, six months after the Expiration Date, (iii) with respect to Sections 6 and 9, at such time as the Option is no longer exercisable and none of C&A or any of its Affiliates owns any Option Shares, (iv) with respect to Sections 7.1 through 7.4, upon the consummation of an IPO, (v) with respect to Section 7.5, upon the earlier to occur of (A) the fifth anniversary of the date on which a Notice of Exercise is given and (B) the consummation of an IPO, (vi) with respect to Section 7.6 and Appendix A (except for Section 5 of Appendix A), at such time as no Holder holds any Registrable Securities (as defined in Appendix
A), (vii) with respect to Section 5 of Appendix A, upon expiration of the applicable statutes of limitations, and (viii) with respect to all other Sections of this Agreement, at such time as all Sections other than such Sections have terminated.

         16. Certain Interpretive Matters and Definitions. (a) As used in this Agreement, the following capitalized terms have the meanings set forth below:

                  "Affiliate" means, with respect to any Person, (i) any Person that directly or indirectly controls, is controlled by or is under common control with, such Person, (ii) any director, officer, partner or employee of such Person or of any Person specified in clause (i) above; provided, however, that no Person controlling or controlled by Holdings will be deemed to be an Affiliate of C&A.

                  "Agreement" means this Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

                  "Assumption Agreement" means a writing reasonably satisfactory in form and substance to the Company whereby a transferee of Option Shares becomes a party to, and agrees to be bound to the same extent as its transferor by the terms of, this Agreement.

                  "Business Day" means a day other than a Saturday, Sunday, federal or New York State holiday or other day on which commercial banks in New York City are authorized or required by law to close.

                  "Common Stock" means the shares of common stock, par value $.01 per share, of the Company.

                   "Current Market Price" per share of Common Stock on any date means the average of the daily closing prices for three Trading Days before the date of such computation. The closing price for each day will be the last reported sales price regular way or, in case no such reported sale takes place on such day, the average of the closing bid and asked prices regular way for such day, in each case on the principal national securities exchange on which the shares of the Common Stock are listed or admitted to trading or, if not so listed or admitted to trading, the Board of Directors of the Company will determine the Current Market Price in good faith on the basis of such quotations or other relevant information as it considers appropriate.

                  "IPO" means the initial Public Offering of Common Stock by the Company.

                  "Permitted Transferees" means any Person to whom Option Shares are Transferred in a Transfer pursuant to Section 7.2 or
         Section 7.5 or otherwise not in violation of this Agreement and who is required to, and does, enter into an Assumption Agreement, and includes any Person to whom a Permitted Transferee (or a Permitted Transferee of a Permitted Transferee) so further transfers shares and who is required to, and does, become bound by the terms of this Agreement.

                  "Person" means any individual, corporation, limited liability company, partnership, trust, joint stock company, business trust, unincorporated association, joint venture, governmental authority or other entity of any nature whatsoever.

                  "Public Offering" means the sale of shares of any class of the Common Stock to the public pursuant to an effective registration statement (other than a registration statement on Form S-4 or S-8 or any similar or successor form) filed under the Securities Act.

                  "SEC" means the Securities and Exchange Commission.

                  "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

                  "Stockholders" means each of the holders of common stock of the Company, and "Stockholder" means any one of the Stockholders.

                   "Trading Day" means any day on which shares of Common Stock are traded on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if shares of Common Stock are not so listed or admitted to trading, in the over-the-counter market.

                  "Transfer" means a transfer, sale, assignment, pledge, hypothecation or other disposition.

                  (b) Unless the context otherwise requires, (i) all references to Sections or Exhibits are to Sections or Exhibits of or to this Agreement,
(ii) each term defined in this Agreement has the meaning assigned to it, (iii) "or" is disjunctive but not necessarily exclusive and (iv) words in the singular include the plural and vice versa. All references to "$" or dollar amounts are to lawful currency of the United States of America.

                  (c) No provision of this Agreement will be interpreted in favor of, or against, any party hereto by reason of the extent to which such party or its counsel participated in the drafting thereof or by reason of the extent to which any such provision is inconsistent with any prior draft hereof or thereof.

         17. Injunctive Relief. The parties acknowledge and agree that a violation of any of the terms of this Agreement will cause the non-breaching party irreparable injury for which adequate remedy at law is not available. Accordingly, it is agreed that each party will be entitled to an injunction, restraining order or other equitable relief to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court of competent jurisdiction, in addition to any other remedy to which it may be entitled at law or equity.

         18. Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and there are no agreements among the parties hereto with respect thereto except as expressly set forth herein.

         19. Severability. In case any provision contained in this Agreement is invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby and the invalid, illegal or unenforceable term will be deemed replaced by a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision.

         20. Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York, without giving effect to the principles of conflict of laws thereof.

         21. Counterparts. This Agreement may be executed in any number of counterparts, each of which so executed will be deemed to be an original; such counterparts will together constitute but one agreement.

         IN WITNESS WHEREOF, the parties to this Agreement have executed this Agreement as of the date first above written.

                                    HE IMPERIAL HOME DECOR GROUP
INC.


                                    By:

--------------------------

                                    Name:
                                        ------------------------------------

                                    Title:
                                           ---------------------------------


                                    THE IMPERIAL HOME DECOR GROUP
                                    HOLDINGS LLC



                                    By:
                                        -------------------------------------
                                           Name:
                                                 ----------------------------
                                           Title:
                                                 ----------------------------


                                    COLLINS & AIKMAN PRODUCTS CO.




                                    By:
                                        -------------------------------------
                                           Name:
                                                 ----------------------------
                                           Title:
                                                 ----------------------------

                                                                   APPENDIX A

                              REGISTRATION RIGHTS


                  1. Certain Definitions. For purposes of this Appendix A, the following terms will have the following meanings:

                  "Holdings" means The Imperial Home Decor Group Holdings LLC, a Delaware limited liability company, and its transferees and their transferees.

                  "Registrable Securities" means (i) any Option Shares, (ii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, option or other convertible security which is issued as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, such Option Shares, and
         (iii) any Common Stock issued by way of a stock split of the Common Stock referred to in clauses (i) or (ii) above. For purposes of this Agreement, any Registrable Securities will cease to be Registrable Securities when (w) a registration statement covering such Registrable Securities has been declared effective and such Registrable Securities have been disposed of pursuant to such effective registration statement, (x) such Registrable Securities have been distributed pursuant to Rule 144 (or any similar provision then in effect) under the Securities Act or may be sold in a single transaction without registration pursuant to Rule 144, (y) such Registrable Securities are sold by a Person in a transaction in which rights under the provisions of this Agreement are not assigned, or (z) such Registrable Securities cease to be outstanding.

                  "Registration Expenses" means any and all expenses incident to the performance by the Company of or compliance by the Company with
         Section 2 or 3 hereof, including, without limitation, (i) all SEC, stock exchange, National Association of Securities Dealers, Inc. and other comparable regulatory agencies, registration and filing fees,
         (ii) all fees and expenses of complying with securities or blue sky laws (including fees and disbursements of counsel for the underwriters in connection with blue sky qualifications), (iii) all printing, messenger and delivery expenses, (iv) the fees and disbursements of counsel for the Company and of its independent public accountants, (v) the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits and/or "cold comfort" letters required by or incident to such performance and compliance, (vi) fees and disbursements of underwriters (but not discounts or similar compensation) customarily paid by issuers or sellers of securities, (vii) liability insurance if the Company so desires or if the underwriters so require and (viii) the reasonable fees and expenses of any special experts retained by the Company in connection with the requested registration.

         2. Piggyback Rights. (a) Each time the Company is planning to file a registration statement under the Securities Act in connection with the sale of shares of securities of the Company that are of the type that are Registrable Securities by (i) the Company (other than in connection with an IPO comprised solely of the primary offer and sale of Common Stock by the Company or a registration statement on Form S-4 or S-8 or any similar or successor form) or
(ii) any Stockholder (the Company or such Stockholder in such case, the "Initiating Party"), the Company will give prompt written notice thereof to Holder and to Holdings, at least 15 Business Days prior to the anticipated filing date of such registration statement. Upon the written request of Holder made within 20 Business Days after the receipt of any such notice from the Company, which request will specify the Registrable Securities (the "Piggy-Back Shares") intended to be disposed of by Holder in such offering, the Company will use its reasonable best efforts to effect the registration under the Securities Act of all Piggy-Back Shares which the Company has been so requested to register by Holder to the extent required to permit the disposition of the Piggy-Back Shares to be registered; provided, that (i) if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, any Initiating Party determines for any reason not to proceed with the proposed registration, the Company may at its election give written notice of such determination to each holder of Piggy-Back Shares and thereupon will be relieved of its obligation to register any Piggy-Back Shares in connection with such registration, and (ii) if such registration involves an underwritten offering, Holder must sell the Piggy-Back Shares to the underwriters on the same terms and conditions as apply to the Initiating Parties.

                  (b) If a registration pursuant to this Section 2 involves an underwritten offering and the managing underwriter or underwriters in good faith advise the Company in writing that, in their opinion, (i) the number of Registrable Securities which the Initiating Party intends to include in such registration, together with the Piggy-Back Shares, exceeds the largest number of such securities which can be sold in such offering without having an adverse effect on such offering (including, but not limited to, the price at which the Registrable Securities can be sold) or (ii) the inclusion of Registrable Securities owned by Holder in such registration would have an adverse effect on such offering, then the Company will include in such registration (A) first, 100% of the securities, if any, that the Company proposes to sell for its own account, and (B) second, to the extent that the number of securities which the Company proposes to sell is less than the number of securities which the Company has been advised can be sold in such offering without having the adverse effect referred to above, the number of Registrable Securities of Holder determined on the basis of the relative percentage relationships of (x) the number of Registrable Securities to be included by Holder and (y) the number of Registrable Securities to be included by all other Stockholders.

         3. Demand Registrations. (a) From and after 180 days following an IPO, Holder may request in a written notice (the "Request") that the Company effect the registration under the Securities Act of all or any part of the Registrable Securities owned by Holder. Following the receipt of the Request, the Company will (i) within ten days notify all other Stockholders having registration rights of such Request in writing and (ii) thereupon, will as expeditiously as practicable, effect the registration under the Securities Act of all or any part of the Registrable Securities of Holder as are specified in the Request and any Registrable Securities of any other

Stockholder having registration rights as are specified in a subsequent Request received by the Company, within ten days after the Company has given such notice, and will cause such registration statement to remain effective for a period of not less than 180 days; provided, however, that the Company will not be required to effect more than one registration pursuant to this Section 3, unless the Holder is unable to sell all of the Registrable Securities requested be included in such offering because of the participation by Holdings and any other Stockholders (other than Holder) in such offering, in which case Holder will be entitled to make one additional Request.

                  (b) The Company and Holder will reasonably mutually agree on the managing underwriter of any underwritten offering effected under this
Section 3.

                  (c) If a registration pursuant to this Section 3 involves an underwritten offering and the managing underwriter or underwriters in good faith advise the Company in writing that, in their opinion, the number of Registrable Securities which Holder and any other Stockholders intend to include in such registration exceeds the largest number of securities which can be sold in such offering without having an adverse effect on such offering (including, but not limited to, the price at which the securities can be sold), then the number of Registrable Securities of each Stockholder to be included in such offering will be determined on the basis of the relative percentage relationships of (x) the number of Registrable Securities to be included by such Stockholder and (y) the number of Registrable Securities to be included by all other Stockholders.

         4. Other Registration-Related Matters. (a) (i) If (A) during the term of this Agreement, the Company files or proposes to file a registration statement (other than in connection with the registration of securities issuable pursuant to a continuous "at the market offering" pursuant to Rule 415(a)(4) under the Securities Act or an employee stock option, stock purchase, dividend reinvestment plan or similar plan) with respect to any securities of the Company, and (B) with reasonable prior notice, (1) the Company (in the case of a non-underwritten offering pursuant to such registration statement) advises Holder in writing that a sale or distribution of securities owned by Holder would adversely affect such offering or (2) the managing underwriter or underwriters (in the case of an underwritten offering) advise the Company in writing (in which case the Company will notify Holder), that in their opinion a sale or distribution of securities owned by Holder would adversely affect such offering, then Company will not be obligated to effect the initial filing of a registration statement pursuant to Section 3 (A) in the case of an IPO, during the period commencing on the date that is 30 calendar days prior to the date the Company in good faith estimates (as certified in writing by an officer of the Company to the Holder following a request for registration pursuant to
Section 3) will be the date of the filing of, and ending on the date which is 90 calendar days following the effective date of, such registration statement but in no event for more than 120 consecutive days, or (B) in the case of any offering subsequent to an IPO, during the period commencing on the date that is 30 calendar days prior to the date the Company in good faith estimates (as certified in writing by an officer of the Company to Holder following a request for registration pursuant to Section 3) will be the date of filing of, and ending on the date which is 60 calendar days following the effective date of, such registration statement but in no event for more than 90 consecutive days.

                           (ii) If the Board of Directors of the Company
determines in good faith that the registration and distribution of Registrable Securities (A) would materially impede, delay or interfere with any pending financing, acquisition, corporate reorganization or other significant transaction involving the Company or (B) would require disclosure of non-public material information, the disclosure of which would materially and adversely affect the Company (collectively, a "Valid Business Reason"), the Company will promptly give Holder written notice of such determination and will be entitled to postpone the filing or effectiveness of a registration statement for a reasonable period of time not to exceed the earlier of (i) such time as a Valid Business Reason no longer exists and (ii) 180 calendar days (a "Section 4(a)(ii) Period"); provided, however, that in connection therewith the Company will be required to deliver to Holder (as identified at such time to the Company) a general statement, signed by an officer of the Company, describing in reasonable detail the reasons for such postponement or restriction on use and an estimate of the anticipated delay. The Company will promptly notify Holder of the expiration or earlier termination of a Section 4(a)(ii) Period.

                  (b) The Company may require any Person that is selling shares of Common Stock in a Public Offering pursuant to Section 2 or 3 to furnish to the Company in writing such information regarding such Person and the distribution of the shares of Common Stock which are included in a Public Offering as may from time to time reasonably be requested in writing in order to comply with the Securities Act.

                  (c) The Company will pay all Registration Expenses in connection with each registration or proposed registration of Registrable Securities pursuant to Section 2 or 3. Notwithstanding the foregoing, (y) the fees or expenses of counsel to any Stockholder or of any other expert hired directly by any Stockholder will be the sole responsibility of such Stockholder and (z) each Stockholder will be responsible for its pro rata share (determined by reference to the number of shares included in the applicable registration) of all underwriting discounts and commissions and transfer taxes.

                  (d) Before filing a registration statement or prospectus, or any amendments or supplements thereto, in connection with any registration or proposed registration of Registrable Securities pursuant to Section 2 or 3, the Company will furnish to Holder's counsel copies of all documents proposed to be filed.

                  (e) The Company will furnish to each seller of Registrable Securities such number of copies of the applicable registration statement and of each amendment or supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and summary prospectus), in conformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request in order to facilitate the disposition of Registrable Securities by such seller.

                  (f) The Company will use its reasonable best efforts to register or qualify Registrable Securities covered by a registration statement under such other securities or blue sky laws of such jurisdictions as each seller reasonably requests, and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller, except that the Company will not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this paragraph (f), it would not be obligated to be so qualified, to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction.

                  (g) The Company will use its reasonable best efforts to cause the Registrable Securities covered by a registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller thereof to consummate the disposition thereof.

                  (h) The Company will notify each seller of Registrable Securities covered by a registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act within the appropriate period of the Company's becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of any such seller, promptly prepare and furnish to such seller a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

                  (i) The Company will enter into such customary agreements (including an underwriting agreement in customary form) and take such other actions as sellers of a majority of holders of securities covered by a registration statement or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities.

                  (j) The Company will make available for inspection by any seller of Registrable Securities covered by a registration statement, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such seller or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

                  (k) The Company will obtain a "cold comfort" letter or letters from the Company's independent public accountants in customary form and covering matters of the type customarily covered by "cold comfort" letters as the sellers of a majority of the outstanding shares of Registrable Securities covered by the registration statement reasonably requests.

                  (l) Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in paragraph (h) Holder will forthwith discontinue disposition of securities pursuant to the registration statement covering such Registrable Securities until Holder's receipt of the copies of the amended or supplemented prospectus contemplated by paragraph (h) and, if so directed by the Company, Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company gives any such notice, the period for which the Company will be required to keep the registration statement effective will be extended by the number of days during the period from and including the date of the giving of such notice pursuant to paragraph (h) to and including the date when each seller of Registrable Securities covered by such registration statement has received the copies of the supplemented or amended prospectus contemplated by paragraph (h).

                  (m) Holder will, in connection with an offering of the Company's securities, upon the request of the Company or of the underwriters managing any underwritten offering of the Company's securities, agree in writing not to effect any sale, disposition or distribution of Registrable Securities (other than those included in the registration) without the prior written consent of the managing underwriter for such period of time (not to exceed (i) 180 days, in the case of an IPO, or (ii) 90 days, in the case of any other offering of Company securities) from the effective date of such registration as the Company or the underwriters may specify.

         5.  Indemnification.

                  (a) Indemnification by the Company. In the event of any registration of any securities of the Company under the Securities Act pursuant to Section 2 or 3, the Company hereby indemnifies and agrees to hold harmless, to the extent permitted by law, each party hereto who is a holder ("Selling Holder") of Registrable Securities covered by such registration statement, each Affiliate of such Selling Holder and their respective directors and officers, employees, members, assignees or general and limited partners (and the directors, officers, affiliates, employees, members, assignees and controlling Persons thereof), each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such Selling Holder or any such underwriter within the meaning of the Securities Act (collectively, the "Indemnified Parties"), against any and all losses, claims, damages or liabilities, joint or several, and expenses to which such Indemnified Party may become subject under the Securities Act, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof, whether or not such Indemnified Party is a party thereto) arise out of, relate to or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and the Company will reimburse such Indemnified Party for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, that the Company will not be liable to any Indemnified Party in any such case to the extent that any such loss, claim, damage, liability (or action proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, in any such preliminary, final or summary prospectus, or any amendment or supplement thereto in reliance upon and in conformity with written information with respect to such Indemnified Party furnished to the Company by such Indemnified Party for use in the preparation thereof; and provided, further, that the Company will not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, under the indemnity agreement in this Section 5 with respect to any preliminary prospectus or the final prospectus or the final prospectus as amended or supplemented, as the case may be, to the extent that any such loss, claim, damage or liability of such underwriter or controlling Person results from the fact that such underwriter sold Registrable Securities to a Person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus or of the final prospectus as then amended or supplemented, whichever is most recent, if the Company has previously furnished copies thereof to such underwriter. Such indemnity will remain in full force and effect regardless of any investigation made by or on behalf of such Selling Holder or any Indemnified Party and will survive the transfer of such securities by such Selling Holder.

                  (b) Indemnification by the Selling Holders and Underwriters. The Company may require, as a condition to including any Registrable Securities in any registration statement filed in accordance with this Appendix A, that the Company shall have received an undertaking reasonably satisfactory to it from the Selling Holder of such Registrable Securities or any prospective underwriter to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 5(a)) the Company, all other Selling Holders or any prospective underwriter, as the case may be, and any of their respective Affiliates, directors, officers, employees, members and controlling Persons, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information with respect to such Selling Holder or underwriter furnished to the Company by such Selling Holder or underwriter expressly for use in the preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement, or a document incorporated by reference into any of the foregoing. Such indemnity will remain in full force and effect regardless of any investigation made by or on behalf of the Company or any of the Selling Holders, or any of their respective affiliates, directors, officers or controlling Persons and will survive the transfer of such securities by such Selling Holder.

                  (c) Notices of Claims, Etc. Promptly after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 5, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, that the failure of the indemnified party to give notice as provided herein will not relieve the indemnifying party of its obligations under Sections 5(a) or 5(b), except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. If, in such indemnified party's reasonable judgment, having common counsel would result in a conflict of interest between the interests of such indemnified and indemnifying parties, then such indemnified party may employ separate counsel reasonably acceptable to the indemnifying party to represent or defend such indemnified party in such action, it being understood, however, that the indemnifying party will not be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties (and not more than one separate firm of local counsel at any time for all such indemnified parties) in such action. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

                  (d) Other Indemnification. Indemnification similar to that specified in this Section 3.10 (with appropriate modifications) will be given by the Company and each Selling Holder of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation or governmental authority other than the Securities Act.

                  (e) Contribution. If recovery is not available under the foregoing indemnification provisions of this Section 5 for any reason other than as expressly specified therein, the parties entitled to indemnification by the terms thereof will be entitled to contribution to liabilities and expenses except to the extent that contribution is not permitted under Section 11(f) of the Securities Act. In determining the amount of contribution to which the respective parties are entitled, consideration will be given to the relative benefits received by each party from the offering of the Registrable Securities (taking into account the portion of the proceeds realized by each), the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any misstatement or omission and any other equitable considerations appropriate under the circumstances.

                  (f) Non-Exclusivity. The obligations of the parties under this Section 5 will be in addition to any liability which any party may otherwise have to any other party.